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                                                                  Exhibit 10.13

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                                    WARRANT
                     To Purchase Shares of Common Stock of
                      First Virtual Holdings Incorporated


         THIS CERTIFIES that, for value received General Electric Capital Corporation ("GECC"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from First Virtual Holdings Incorporated, a Delaware corporation (the "Company"), that number of fully paid and nonassessable shares of the Company's Common Stock (the "Common Stock") at the purchase price per share as set forth in Section 1 below ("Exercise Price"). The number of shares and Exercise Price are subject to adjustment as provided in Section 11 hereof.

         1.      Number of Shares; Exercise Price.

                 (a) Subject to adjustments as provided herein, this Warrant is exercisable for a number of shares of the Company's Common Stock equal to $500,000 divided by the Exercise Price.

                 (b) Subject to adjustments as provided herein, the Exercise Price shall be equal to the following:

                          (i)     $10.50 per share, in the event that, prior to
the earlier of (A) the date of exercise of this Warrant and (B) December 31, 1996, the Company and GECC shall have entered into a marketing agreement which contains a stipulation that such agreement is a "Qualified Marketing Agreement"; or

                          (ii)    $15.00 per share otherwise.

                 (c)      This warrant shall expire on July 3, 1997.

         2. Title to Warrant. This Warrant shall be transferrable only with the prior written consent of the Company. Transfers shall occur at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

         3. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section l above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in San Diego, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and subject to Section 4 and Section 5 hereof, upon payment of the purchase price of the shares thereby purchased in cash or check reasonably acceptable to the Company, whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant. The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof, the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

         Certificates for shares purchased hereunder and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant shall be delivered to the holder hereof as promptly as practicable after the date on which this Warrant shall have been exercised.

         The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price or exercise of the Conversion Right in Section 4(a), be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         4.      Right to Convert Warrant into Common Stock.

                 (a) Right to Convert. If, prior to the date of exercise of this warrant, the Company shall have effected an initial underwritten public offering of its Common Stock with net proceeds to the Company of no less than $15,000,000, the holder hereof shall have the right to require the Company to convert this Warrant (the "Conversion Right") into shares of Common Stock (or such other securities as may be determined pursuant to Section 11) as provided in this Section 4. Upon exercise of the Conversion Right, the Company shall deliver to the holder hereof (without payment by the holder hereof of any Exercise Price) that number of shares of Common Stock (or such other securities) equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of the Company's Common Stock (or such other securities) issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Common Stock (or such other securities) immediately prior to the exercise of the Conversion Right.

                 (b) Method of Exercise. The Conversion Right may be exercised by the holder hereof by the surrender of this Warrant at the principal office of the Company together with the Notice of Exercise annexed hereto and a written statement specifying that the holder hereof thereby intends to exercise the Conversion Right.





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                 (c)      Determination of Fair Market Value.  For purposes of
this Section 4, fair market value of the Common Stock as of a particular date (the "Determination Date") shall mean the amount determined as follows:

                           (i)    If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market of the Nasdaq Stock Market ("NASDAQ System"), the fair market value of a share of Common Stock shall be the mean of the closing sales prices for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last twenty (20) market trading days prior to the Determination Date, as reported in The Wall Street Journal or such other source as the Company's Board of Directors deems reliable;

                          (ii)    If the Common Stock is quoted on the NASDAQ
System (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last twenty (20) market trading days prior to the Determination Date, as reported in The Wall Street Journal or such other source as the Company's Board of Directors deems reliable;

                         (iii)    In the absence of an established market for
the Common Stock, the fair market value shall be determined in good faith by the Company's Board of Directors upon review of relevant factors.


         5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at its option, to receive either
(i) a cash payment equal to the excess of fair market value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the holder) or (ii) a whole share if the holder tenders the Exercise Price for one whole share.

         6. Charges, Taxes and Expenses. Issuance of certificates for shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant (with the prior written consent of the Company); provided, however, that in the event certificates for shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and the Notice of Exercise duly completed and executed and stating in whose name and certificates are to be issued; and provided further, that such assignment shall be subject to applicable laws and regulations. Upon any transfer involved in the issuance or delivery of any certificates for shares of the Company's securities, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.





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         7.      No Rights as Shareholders.  This Warrant does not entitle the holder hereof to any voting rights, dividend rights or other rights as a shareholder of the Company prior to the exercise hereof.

         8. Exchange and Registry of Warrant. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

         9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

         11. Adjustments and Termination of Rights. The purchase price per share and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                 (a) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation pursuant to which the stockholders of the Company immediately prior to such merger or consolidation control less than 50% of the voting securities of the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the merger or consolidation.

                 (b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.





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                 (c)      Split, Subdivision or Combination of Shares.  If the
Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                 (d) Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock of, shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend or distribution. This paragraph shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Common Stock.

                 (e) Other Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend (other than dividends out of retained earnings), or make any other distribution with respect to Common Stock payable in stock (other than Common Stock) or other securities or property, then the Company may, at its option, either (i) decrease the per share Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors or (ii) provide by resolution of the Company's Board of Directors that on exercise of this Warrant, the holder hereof shall receive, in addition to the shares of Common Stock otherwise receivable on exercise hereof, the same number and kind of stock, other securities and property which such holder would have received had the holder held the shares of Common Stock receivable on exercise hereof on and before the record date for such dividend or distribution. This paragraph shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Common Stock.

                 (f) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to 11(c) or 11(d) above, the number of shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and
(ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

         12. Notice of Adjustments; Notices. Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Executive Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant.





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         13.     "Lock-Up" Agreement.  The holder hereof agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company in connection with the Company's initial public stock offering, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such holder during a period of time determined by the Company and its underwriters (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act relating to such public offering, provided that all officers and directors of the Company who then hold Common Stock (or other securities) of the Company enter into similar agreements, and provided further that, in no event, the holder be prohibited from transferring or selling Common Stock or other securities of the Company to an affiliate of such holder. Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Common Stock (or securities) subject to the foregoing restriction until the end of said period.

         14.     Miscellaneous.

                 (a) Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of California and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

                 (b) Restrictions. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                 (c) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

                 (d) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the then holders of Warrants exercisable for a majority of the shares of the Company's Preferred Stock (or other securities or property, as the case may be) then issuable upon exercise of all outstanding unexercised Warrants.

                 (e) Notice. Any notice required or permitted hereunder shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as such other party may designate by ten-day advance written notice.





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         IN WITNESS WHEREOF, First Virtual Holdings Incorporated has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: July 3, 1996

                                  FIRST VIRTUAL HOLDINGS INCORPORATED


                                  By:      /s/ Lee H. Stein
                                           ------------------------------

                                  Title:    President
                                            -----------------------------

WARRANT HOLDER:

General Electric Capital Corporation

/s/ Thomas Crowley
--------------------------------------
    Thomas Crowley

                                   EXHIBIT A

                               NOTICE OF EXERCISE


To:      First Virtual Holdings Incorporated

         1.      The undersigned hereby elects (check appropriate box):

         [ ] to purchase ___________ shares of Common Stock ("Stock") of First Virtual Holdings Incorporated (the "Company") pursuant to the terms of the attached Warrant (payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant is tendered herewith), or

         [ ] to convert the attached Warrant into Stock of the Company pursuant to the terms of the Warrant (payment of any transfer taxes payable pursuant to the terms of the Warrant is tendered herewith).

         2. An executed Investment Representation Statement in the form attached as Exhibit C to the Warrant is attached hereto.

         2. The undersigned understands the instruments evidencing the Stock may bear one or all of the following legends:

                 (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                 (b)      Any legend required by applicable state law.

         3. Please issue a certificate or certificates representing said shares of Stock in the name of the undersigned:



                                  ---------------------------------
                                                [Name]





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         4.       Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:



                                  ----------------------------------
                                                [Name]


----------------------            ----------------------------------
         [Date]                              [Signature]





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                                   EXHIBIT B

                                ASSIGNMENT FORM

    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to



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                                  (Please Print)

whose address is
                 ---------------------------------------------------
                                  (Please Print)

                                                                    .
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                             Dated:                     , 19        .
                                        ----------------    --------



                Holder's Signature:
                                        ----------------------------

                  Holder's Address:
                                        ----------------------------


                                        ----------------------------




Signature Guaranteed:
                      ----------------------------------------------





NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                   EXHIBIT C

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER       :     General Electric Capital Corporation

COMPANY         :     First Virtual Holdings Incorporated

SECURITIES      :     ______________ shares of Common Stock

DATE            :     __________________, 199__


In connection with the purchase of the above-listed Securities, the undersigned, the Purchaser, represents to the Company the following:

                (a) The above-listed Securities are being sold by the Company in reliance upon the Purchaser's representations and covenants made in this Investment Representation Statement. The Purchaser represents that the Securities to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or "distribution" of any part thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                (b) The Purchaser understands and acknowledges that the sale of the Securtities will not, be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein.

                (c) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                (d) The Purchaser represents that it is able to fend for itself in transactions such as the one contemplated by this Warrant, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

                (e) The Purchaser acknowledges and understands that the Securities, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

                (f) The Purchaser acknowledges that it is familiar with Rule 144 promulgated under the Securities Act.

                (g) The Purchaser acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of the Company's stock.

                (h) The Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, it will sell, transfer, or otherwise dispose of the Securities only in a transaction registered under the Securities Act or exempt from the registration provisions thereof. In connection therewith, the Purchaser acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth in this Investment Representation Statement and shall transfer shares on the books of the Company only to the extent not inconsistent therewith.

                (i) The Purchaser represents that, it has received and reviewed the Warrant; that, to its knowledge and without special inquiry of any sort, it, its attorney and its accountant have had access to, and an opportunity to review all documents and other materials requested of, the Company; it and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company and to obtain all information it or they believe necessary or appropriate to evaluate the suitability of an investment in the Securities.


                               Signature of Purchaser:


                               By:
                                    ----------------------------

                               Title:
                                       -------------------------





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